UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported) — October 19, 2009

MDC PARTNERS INC.

(Exact name of registrant as specified in its charter)

Canada (Jurisdiction of Incorporation)	001-13718 (Commission File Number)	98-0364441 (IRS Employer Identification No.)

45 Hazelton Ave., Toronto, Ontario, Canada M5R 2E3
(Address of principal executive offices and zip code)

(416) 960-9000
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 19, 2009, MDC Partners Inc. (“MDC”) issued a press release with respect to expected third quarter results (the “Earnings Release”).

The Earnings Release is annexed as Exhibit 99.1 hereto and is hereby incorporated herein and made a part hereof.  In addition, supplementary attachments to MDC’s Earnings Release are annexed as Exhibit 99.2 hereto and are hereby incorporated herein and made a part hereof.

The information furnished under this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following Exhibits are filed as part of this Report

99.1	Press Release relating to Expected Third Quarter Results (Includes Preliminary and Unaudited Financial Information)

99.2	Supplementary Attachments to Press Release Relating to Earnings (Preliminary and Unaudited)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: October 19, 2009	MDC Partners Inc.

By:
/s/ Mitchell Gendel
Mitchell Gendel,
General Counsel & Corporate Secretary